UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 23, 2003


                             NACCO INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-9172                                          34-1505819
(Commission File Number)                    (IRS Employer Identification Number)

5875 Landerbrook Drive, Mayfield Heights, OH                         44114-4017
 (Address of Principal Executive Offices)                             (Zip Code)

                                 (440)449-9600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits.

         99  Press release dated April 23, 2003.

Item 9.  Regulation FD Disclosure

         The following information is furnished pursuant to Item 12. "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

         On April 23, 2003, NACCO Industries, Inc. issued a press release announcing the unaudited financial results for the quarter ended March 31, 2003, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   NACCO INDUSTRIES, INC.



                                   By:    /s/ Kenneth C. Schilling
                                      --------------------------------------
                                      Name:  Kenneth C. Schilling
                                      Title:  Vice President and Controller

Date:  April 23, 2003